SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 15, 2021

_____________________

COEPTIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

Formerly Vinings Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 15, 2021, Coeptis Pharmaceuticals, Inc. (“Coeptis”), our wholly-owned subsidiary, entered into amendments to each of the two definitive option purchase agreements it had previously entered into with VyGen-Bio, Inc. (“VyGen”) in May of 2021. Copies of the two definitive option purchase agreements were previously filed as Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K that was filed with the SEC on May11, 2021.

In connection with the two amendments, Coeptis delivered to VyGen promissory notes aggregating $3,250,000 with maturity dates of December 31, 2021, and made a cash payment of $1,000,000, upon which cash payment Coeptis is deemed to have exercised the two definitive option purchase agreements. Pursuant to the amendments, if the promissory notes are timely paid by December 31, 2021, Coeptis will maintain its 50% ownership interest in the two VyGen product candidates that were subject of the definitive option purchase agreements, and if the promissory notes are not timely paid by December 31, 2021, Coeptis’ ownership interest in such assets will automatically be reduced to 20% and the two promissory notes will be automatically cancelled and will no longer be due or payable. Details of the two amendments are summarized in the amendments attached at Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Item 8.01. Other Events

On August 19, 2021, the Company issued a press release announcing the entering into by Coeptis of the two amendments described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exh. No.	Exhibit

4.1	Amendment No. 1 to Co-Development Option Purchase Agreement (SNP) between Coeptis Pharmaceuticals, Inc. and VyGen-Bio, Inc.
4.2	Amendment No. 1 to Co-Development Option Purchase Agreement (GEAR) between Coeptis Pharmaceuticals, Inc. and VyGen-Bio, Inc.
99.1	Press Release dated August 19, 2021 Announcing VyGen Option Amendments and Exercise.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VININGS HOLDINGS, INC.

Date: August 19, 2021	By:	/s/ David Mehalick
Name: David Mehalick
Title: Chairman

3